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                                                               Exhibit 99.23(i)2

                               PALMER & DODGE LLP
                    ONE BEACON STREET, BOSTON, MA 02108-3190


TELEPHONE: (617) 573-0100                            FACSIMILE: (617) 227-4420


                                 April 26, 2001

Century Shares Trust
One Liberty Square
Boston, Massachusetts 02109

We hereby consent to the incorporation by reference into Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of the Trust (File No. 811-00019) of our opinion filed with Post-Effective Amendment No. 71, and to any reference to our firm in such Registration Statement.


                                                     /s/  PALMER & DODGE LLP
                                                     PALMER & DODGE LLP